EXHIBIT 10.50

         THIS REGISTRATION RIGHTS AGREEMENT dated as of January 27, 2004, between PROVO INTERNATIONAL, INC. f/k/a FRONTLINE COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and IIG EQUITY OPPORTUNITIES FUND LTD., a Bermuda company (the "Lender").

                                   Recitals

                  WHEREAS, pursuant to the Term Loan and Security Agreement dated as of April 3, 2003 (as amended, modified, restated and supplemented from time to time, the "Loan Agreement") among the Company, Proyecciones Y Ventas Organizadas, S.A. de C.V., a Mexico corporation ("Provo" together with the Company, each a "Borrower" and collectively, "Borrowers"), and the Lender, the Borrowers and the Lender have agreed that the Payoff Amount shall be paid in full on the Payoff Date as follows: (a) $226,453.64 in cash (the "Cash Amount") and (b) $125,000 shall be converted into 500,000 shares of Common Stock of Frontline (the "Conversion Shares") at a conversion price of $.25 per share; and

                  WHEREAS, the Company wishes to grant registration rights to the Lender for the Conversion Shares as more fully set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows: Section
1. Certain Definitions.

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission"   shall  mean  the   Securities   and  Exchange
Commission or any other federal agency at the time administering the Securities Act.

                  "Common  Stock"  shall mean the common stock of the Company, par value $.01 per share, and any other securities issued in respect of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Payoff Amount" has the meaning given to such term in the Loan Agreement.

                  "Payoff Date" has the meaning given to such term in the Loan Agreement.

                  "Person" means any individual, any foreign or domestic corporation, general partnership, limited partnership, limited liability company, firm, joint venture, association,


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individual   retirement   account,   joint  stock  company,   trust,   estate,
unincorporated organization, governmental or regulatory body or other entity.

                  "Registrable Securities" shall mean (a) the Conversion Shares, and (b) any shares of Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is as issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, provided, however, that securities shall be treated as Registrable Securities only if and only for so long as they are held by a Securities Holder or a permitted transferee pursuant to the terms hereof, and (i) they have not been disposed of pursuant to a registration statement declared effective by the Commission,
(ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) the registration rights as to the Holder of such Registrable Securities have not expired.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Securities" means "securities" as defined in Section 2(1) of the Securities Act and includes capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, capital stock or other equity interests.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Securities Holder" shall mean the Lender and any Person holding Registrable Securities to whom the rights under this Agreement have been transferred. Section 2. Registration Rights.

         2.1 Automatic Registration. The Company hereby agrees with the Securities Holders that no later than thirty (30) calendar days following the date hereof, the Company shall prepare and file a registration statement under the Securities Act with the SEC covering the Registrable Securities, and the Company will use its best efforts to cause such registration to become effective as promptly as practicable and within ninety (90) days thereafter. If (i) a registration statement covering applicable Registrable Securities is not filed on or before thirty (30) calendar days following the date hereof, or
(ii) a registration statement covering applicable Registrable Securities is not declared effective by the SEC on or before the date ninety (90) days thereafter (any such failure or breach being referred to as an "Event," and the date on which such Event occurs being referred to as an "Event Date"), then, in any such case, as partial relief for the damages suffered therefrom by the Securities Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall, on the Event Date and on the first day of each month following the Event Date until the triggering Event is cured, pay to each Securities Holder an aggregate amount, in cash, as liquidated damages and not as a penalty,


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equal to an amount equal to two percent (2%) (the "Applicable  Percentage") of
$185,000, which is the aggregate fair market value of the Registrable Securities on the date hereof (the "Share Market Value") (calculated as
$3,700) (the "Liquidated Damages"). The Liquidated Damages shall be payable for each month, or prorated for each portion thereof, that an Event has occurred and is continuing. In addition, for each month, or portion thereof, after the first month that Liquidated Damages are required to be paid hereunder, the Applicable Percentage shall be increased by one percentage point (for example, Liquidated Damages shall equal 2% of the Share Market Value for the first month following an Event Date, 3% of the Share Market Value for the next month, and so on until the Event has been cured). The payments to which a Securities Holder shall be entitled pursuant to this Section are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be calculated on a cumulative basis. If the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (or the maximum rate permitted by law), pro-rated for partial months, until paid in full.

         The obligation of the Company under this Section 2.1 shall be limited to one registration statement and shall not apply to any Registrable Securities that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Securities Act.

         2.2 "Piggyback" Registration Rights. At any time commencing six months after the date hereof, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all Securities Holders of record. Upon the written request from any such holders (the "Requesting Holders"), within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 2.2 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section 2.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Securities originally covered by a request for registration (the "Requested Stock") would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock or other securities offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to


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exceed 90 days,  which  the  managing  underwriter  reasonably  determines  is necessary in order to effect the underwritten public offering.

         The obligation of the Company under this Section 2.2 shall not apply to Registrable Securities that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Securities Act. 2.3 Form S-3 Registration. In case the Company shall be obligated to effect a registration pursuant to the terms hereunder, the Company shall use its best efforts to effect such registration on Form S-3, or any successor SEC short-form registration statement with respect to the Registrable Securities, if Form S-3 is available for such offering by the Securities Holders under applicable federal securities laws. 2.4 Registration Procedures. To the extent required by
Section 2.1, Section 2.2 and Section 2.3 the Company will:

              (a) prepare and file with the SEC a registration  statement with
respect  to  such  securities,   and  use  its  best  efforts  to  cause  such
registration statement to become and remain effective;

              (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

              (c) furnish to the Securities Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

              (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Securities Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

              (e) notify the Securities Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

              (f) notify the Securities Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

              (g) prepare and file with the SEC, promptly upon the request of any Securities Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Securities Holders (and concurred in by counsel for the


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Company),  is required under the  Securities Act or the rules and  regulations thereunder in connection with the distribution of Common Stock by such Securities Holders;

              (h) prepare and promptly file with the SEC and promptly notify such Securities Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

              (i) advise the Securities Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

              (j) The Securities Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Registrable Shares, including completion of customary questionnaires.



         2.5 Expenses.
             ---------

              (a) With respect to the registration required pursuant to Sections 2.1 and 2.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph
(b) below) in connection therewith shall be borne by the Company.

              (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. The Company shall be responsible for fees and disbursements of counsel and accountants for the Securities Holders and any other expenses incurred by the Securities Holders not expressly included above up to $5,000.

         2.6 Indemnification.
             ----------------

(a) The Company will indemnify and
hold harmless each Securities Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 2.1 or Section 2.2 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such Securities Holders and each person, if any, who controls such Securities Holders or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Securities Holders and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Securities Holders or any such underwriter or controlling person may become subject under the


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Securities  Act or otherwise,  insofar as such losses,  damages,  liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Securities Holders, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

              (b) Each Securities Holders of Registrable Securities included in a registration pursuant to the provisions of Section 2.1 or Section 2.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by or on behalf of such Securities Holders specifically for use in the preparation thereof; provided however, that the total amounts payable in indemnity by the Securities Holders under this
Section 2.6 shall not exceed the net proceeds received by the Securities Holders in the registered offering out of which such all loss, damage, liability, cost and expense arises.

              (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 2.6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder, except to the extent that the indemnifying party is actually prejudiced thereby. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its


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election so to assume the defense thereof,  the indemnifying party will not be liable to such indemnified  party pursuant to the provisions of said paragraph
(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

              Section 3.  Miscellaneous.
                          --------------


              3.1  GOVERNING LAW.
                   --------------

              (a) ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

              (b) THE PARTIES TO THIS AGREEMENT AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

              (c) THE COMPANY HEREBY AGREES THAT SERVICE UPON THEM BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

              (d) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM


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AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY
ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE NOTE DOCUMENTS OR ANY DOCUMENTS RELATED THERETO.

              3.2  Successor and Assigns.
                   ----------------------

                   Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, except that the Company shall not assign its rights or obligations hereunder without the consent of the Securities Holders of a majority in interest of the aggregate of the then outstanding Registrable Securities, except in the event of a merger or a sale of all or substantially all of the Company's assts.

              3.3  Effectiveness.
                   --------------

                  This Agreement shall be effective upon the date first set forth above.

              3.4  Adjustments for Stock Splits, Etc.
                   ----------------------------------

                  Wherever in this Agreement there is a reference to a specific number of Conversion Shares or Registrable Securities of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend. 3.5 Remedies.

                  In the event of a breach by the  Company or by a  Securities
Holder, of any of their obligations under this Agreement, the Securities Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Securities Holder agree that monetary damages, including the Liquidated Damages provided in Section 2.1 herein, would not provide adequate and full compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

              3.6  Entire Agreement; Amendment.
                   ----------------------------

                  (a)  This   Agreement   constitutes   the  full  and  entire
understanding and agreement between the parties with regard to the subject hereof.

(b) Except as expressly
provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived,


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discharged  or  terminated  upon the  written  consent of the  Company and the
Securities Holders of a majority in interest of the aggregate of the then outstanding Registrable Securities; and provided, further, notwithstanding anything to the contrary in this Agreement that any such amendment, waiver, discharge or termination that would adversely affect the material rights hereunder of any Securities Holder, in its capacity as such, without similarly affecting the rights hereunder of all of the Securities Holders may not be made without the prior written consent of such adversely affected Securities Holder.

              3.7  Notices, Etc.
                   -------------

                   All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or
(d) sent by facsimile, in each case to such party at its address as follows:

                       (i)    if to the Company, to:

                              Frontline Communications Corporation
                              One Blue Hill Plaza

                              P.O. Box 1548 Pearl River,  New York 10965
                              Attention: Stephen Cole-Hatchard Telephone
                              No.:    845-623-8553    Telecopier    No.:
                              845-623-8669

                              if to the Lender, to:

                              IIG Equity Opportunities Fund Ltd.
                              1500 Broadway, 17th Floor
                              New York, New York 10036
                              Attention:  George Sandhu
                              Telephone:  212-806-5100
                              Telecopier:  212-806-5199

                   Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received
(A) on the day of actual delivery in the case of personal delivery, (B) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (C) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (D) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

              3.8  Delays or Omissions.
                   --------------------

                   Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party under this Agreement shall impair any such right, power or remedy of such party that is not in breach or default nor shall it be construed to be a waiver of any such breach or


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                                      9
default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

              3.9  Severability.
                   -------------

                  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

             3.10  Titles and Subtitles.
                   ---------------------

                  The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

             3.11  Gender.
                   -------

                  As  used  herein,   masculine  pronouns  shall  include  the
feminine and neuter, and neuter pronouns shall include the masculine and the feminine. 3.12 Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.



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                                      10

                  IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.

                                             PROVO INTERNATIONAL, INC.

                                             By: /s/ Stephen J. Cole-Hatchard
                                                 ------------------------------
                                                 Stephen J. Cole-Hatchard
                                                 Chief Executive Officer

                                             IIG EQUITY OPPORTUNITIES FUND LTD.

                                             By: /s/ George Sandhu

                                             Name: George Sandhu

                                             Title:



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










                         REGISTRATION RIGHTS AGREEMENT

                                    BETWEEN

                        PROVO INTERNATIONAL, INC. F/K/A

                     FRONTLINE COMMUNICATIONS CORPORATION

                                      AND

                      IIG EQUITY OPPORTUNITIES FUND LTD.

                               JANUARY ___, 2004

















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



                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
Section 1.    Certain Definitions............................................1


Section 2.    Registration Rights............................................2

         2.1  Automatic Registration.........................................2
         2.2  "Piggyback" Registration Rights................................3
         2.3  Form S-3 Registration..........................................4
         2.4  Registration Procedures........................................4
         2.5  Expenses.......................................................5
         2.6  Indemnification................................................5

Section 3.    Miscellaneous..................................................7

         3.1  GOVERNING LAW..................................................7
         3.2  Successor and Assigns..........................................8
         3.3  Effectiveness..................................................8
         3.4  Adjustments for Stock Splits, Etc..............................8
         3.5  Remedies.......................................................8
         3.6  Entire Agreement; Amendment....................................8
         3.7  Notices, Etc...................................................9
         3.8  Delays or Omissions............................................9
         3.9  Severability..................................................10
         3.10 Titles and Subtitles..........................................10
         3.11 Gender........................................................10
         3.12 Counterparts..................................................10







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